Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

February 12, 2020

Supplement to the

Prospectus dated February 4, 2020

Alpha Architect U.S. Quantitative Value ETF

Ticker Symbol: QVAL

Alpha Architect International Quantitative Value ETF

Ticker Symbol: IVAL

Alpha Architect U.S. Quantitative Momentum ETF

Ticker Symbol: QMOM

Alpha Architect International Quantitative Momentum ETF

Ticker Symbol: IMOM

Alpha Architect Value Momentum Trend ETF

Ticker Symbol: VMOT

To more accurately reflect that fee waivers were in effect for VMOT during some of the periods shown in the Financial Highlights, the Financial Highlights table heading “Total Expenses” is hereby changed to “Gross Expenses.”

Please retain this Supplement with your Prospectus for future reference.